Money Market Funds

Prospectus Supplement

UBS Money Series

UBS Cash Reserves Fund

Supplement to the prospectus dated August 28, 2013

September 26, 2013

Dear Investor:

This supplement announces the planned liquidation in November of UBS Cash Reserves Fund (the "Fund") and updates certain information contained in the Prospectus.

Upon the recommendation of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the Fund's investment advisor, the Board of Trustees of UBS Money Series (the "Trust") has approved the liquidation of the Fund pursuant to a Plan of Liquidation (the "Plan"). Accordingly, effective November 21, 2013, shares of the Fund will no longer be offered for purchase; all shares of the Fund will be liquidated in accordance with the Plan on or about November 21, 2013 (the "Liquidation Date").

The Fund's portfolio management is becoming more challenging given its relatively small asset base. The Fund does not generate sufficient income to cover its operating expenses on its own. Additionally, UBS Global AM expects the potential for future asset growth by this Fund to be limited.

Suspension of sales. Shares of the Fund will no longer be available for purchase effective November 21, 2013.

Bulk exchange. On or about November 21, 2013, UBS Financial Services Inc. ("UBS Financial Services") intends to transfer the proceeds from the redemption of the shares of its clients who have invested in the Fund as a sweep option to UBS Liquid Assets Fund, another money market fund that seeks to maintain a $1.00 per share net asset value. This transaction is expected to occur at $1.00 net asset value per share, which is the same value as the shares of the Fund. Accordingly, shareholders will receive shares of UBS Liquid Assets Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund. Shareholders will be separately contacted by UBS Financial Services with additional information regarding this bulk exchange transaction. Shareholders who do not want their redemption proceeds transferred into UBS Liquid Assets Fund need to notify their Financial Advisor on or before November 20, 2013, to discuss investment alternatives.

Liquidation of assets. On or about the Liquidation Date, the Fund will be liquidated and any assets of the Fund not transferred to UBS Liquid Assets Fund will be invested in accordance with instructions previously agreed with an investor's Financial Advisor.

On or about the Liquidation Date, the Trust will distribute pro rata to the Fund's shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any liabilities. UBS Global AM, and not the Fund, will bear the usual expenses incurred in connection with the carrying-out of the Plan (such as the costs of certain mailings to shareholders); however, expenses incurred by the Fund in the ordinary course during the liquidation, such as transaction costs, will be borne by the Fund.

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Redemptions prior to the liquidation. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof, as provided in the Fund's prospectus.

Certain tax information. If a shareholder remains invested in the Fund as of the Liquidation Date, the shareholder's shares will be redeemed automatically, on or promptly after the Liquidation Date, at net asset value per share as of the Liquidation Date. As with any money market fund, the Fund seeks to maintain a stable $1.00 net asset value per share, although there is no assurance that any money market fund will be able to do so. Redemption of shares by a shareholder as part of a liquidation generally will be considered a taxable event. However, shareholders are not expected to have any gain or loss on the liquidating distributions so long as the Fund maintains a $1.00 share price. Prior to the liquidation, the Fund may make distributions of income and capital gains. You should consult your tax advisor for information regarding all tax consequences applicable to your investment in the Fund or UBS Liquid Assets Fund.

If you have questions regarding this matter, please contact your Financial Advisor.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

Money Market Funds

Prospectus Supplement

UBS Money Series

UBS Liquid Assets Fund

Supplement to the prospectus dated August 28, 2013

September 26, 2013

Dear Investor:

This supplement updates certain information contained in the Prospectus for UBS Liquid Assets Fund ("Liquid Assets Fund" or the "fund").

On or about November 21, 2013, UBS Financial Services Inc. intends to transfer its clients who have invested in UBS Cash Reserves Fund ("Cash Reserves") to the Liquid Assets Fund. UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), Liquid Assets Fund's investment advisor, does not expect this transfer to have any material impact on Liquid Assets Fund's shareholders. To accommodate the transfer, the prospectus description of who is eligible to buy fund shares needs to be expanded to cover these additional investors.

Effective on or about November 21, 2013, the Prospectus is hereby revised as follows:

The first paragraph on the cover page of the Prospectus is revised by deleting the first paragraph in its entirety and inserting the following in its place:

This prospectus offers shares of a money market fund primarily to eligible benefit plans that participate in certain UBS Financial Services Inc. investment programs. In addition, the fund is available to Wilmington Trust Fiduciary Services (formerly UBS Fiduciary Trust Company) Collective Investment Trust Portfolios for Employee Benefit Plans.

The section captioned "Managing your fund account" and sub-headed "Buying shares" on page 9 of the Prospectus is revised by replacing the first sentence in the second paragraph of that sub-section with the following:

Fund shares are available primarily to eligible benefit plans that participate in certain investment programs offered by UBS Financial Services Inc. or an affiliate.

Similarly, the final paragraph of that sub-section is replaced with the following:

The fund is designed primarily for eligible benefit plans that participate in these programs and other similar programs. In addition to the programs named above, fund shares are available for purchase by Wilmington Trust Fiduciary Services (formerly UBS Fiduciary Trust Company) Collective Investment Trust Portfolios for Employee Benefit Plans.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

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